UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2020

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On June 4, 2020, T-Mobile US, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following four proposals were presented, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on April 21, 2020 (the “Proxy Statement”):

(1)	Elect thirteen director nominees named in the Proxy Statement to the Company’s Board of Directors;

(2)	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)	Conduct an advisory vote to approve the compensation provided to the Company’s named executive officers for 2019; and

(4)	Vote on a stockholder proposal regarding limitations on accelerated vesting of equity awards in the event of a change of control.

Proposal 1 - Election of Directors

The following thirteen director nominees were elected at the Annual Meeting to serve terms ending at the Company’s 2021 Annual Meeting of Stockholders, or until their successors are elected and qualified:

Director Nominee	For	Withhold	Broker Non-Votes
Marcelo Claure	1,008,895,936	146,963,657	34,353,010
Srikant M. Datar	1,135,326,207	20,533,386	34,353,010
Ronald D. Fisher	1,005,918,773	149,940,820	34,353,010
Srini Gopalan	1,041,438,345	114,421,248	34,353,010
Lawrence H. Guffey	1,141,399,430	14,460,163	34,353,010
Timotheus Höttges	1,047,841,413	108,018,180	34,353,010
Christian P. Illek	991,857,315	164,002,278	34,353,010
Stephen R. Kappes	1,142,201,169	13,658,424	34,353,010
Raphael Kübler	991,430,870	164,428,723	34,353,010
Thorsten Langheim	991,691,687	164,167,906	34,353,010
G. Michael Sievert	1,088,162,488	67,697,105	34,353,010
Teresa A. Taylor	1,081,179,748	74,679,845	34,353,010
Kelvin R. Westbrook	1,118,672,321	37,187,272	34,353,010

Proposal 2 - Ratification of the Appointment of PricewaterhouseCoopers LLP

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020 was approved as follows:

For	Against	Abstain	Broker Non-Votes
1,176,581,628	13,223,968	407,007	0

Proposal 3 - Advisory Vote to Approve Executive Compensation

The advisory, non-binding resolution to approve the compensation of the Company’s named executive officers was approved as follows:

For	Against	Abstain	Broker Non-Votes
945,677,741	209,032,408	1,149,444	34,353,010

Proposal 4 - Stockholder Proposal regarding Limitations on Accelerated Vesting of Equity Awards in the Event of a Change of Control

The stockholder proposal regarding limitations on accelerated vesting of equity awards in the event of a change of control was not approved as follows:

For	Against	Abstain	Broker Non-Votes
134,520,210	1,019,726,816	1,612,567	34,353,010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 8, 2020	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer